• • • • • • • • • •

0% 20% 40% 60% 80% 100% 120% 140% 160% 1 2 3

• • • • • • • • •

9 Capture Conveyance Storage Treatment Precipitation River

13 • • • • • • • • • •

14 35% 15% 35% 10% 5% • • • • •

15 38% 62% Footnotes: Market share data based on management estimates. • • • • • • •

16 Market Share Model Accelerates Conversion • • • • • • • • • •

21 • • • • • •

Advanced Drainage Systems Investor Presentation

November 2022



Forward Looking Statements and Non-GAAP Financial Metrics

Forward Looking Statements

Certain statements in this press release may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company's current expectations, estimates and projections regarding the Company's business, operations and other factors relating thereto. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates," "confident" and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; the risks related to the COVID-19 pandemic or other pandemics in the future; disruption or volatility in general business and economic conditions in the markets in which we operate; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets; uncertainties surrounding the integration and realization of anticipated benefits of; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; the risk associated with manufacturing processes; the effect of global climate change; cybersecurity risks; our ability to manage our supply purchasing and customer credit policies; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; the risks associated with our current levels of indebtedness, including borrowings under our existing credit agreement and outstanding indebtedness under our existing senior notes; and other risks and uncertainties described in the Company's filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company's forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This presentation includes references to Adjusted EBITDA a non-GAAP financial measures. This non-GAAP financial measures is used in addition to and in conjunction with results presented in accordance with GAAP. Non-GAAP measures are not intended to be substitutes for those reported in accordance with GAAP. Adjusted EBITDA may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures.

EBITDA and Adjusted EBITDA are non-GAAP financial measures that comprise net income before interest, income taxes, depreciation and amortization, stock-based compensation, non-cash charges and certain other expenses. The Company's definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a key metric used by management and the Company's board of directors to assess financial performance and evaluate the effectiveness of the Company's business strategies. Accordingly, management believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as the Company's management and board of directors.

Key Discussion Topics

FY23 Guidance Updates[1]

Revenue – reduced midpoint 5%

- Weakness in housing starts driven by significant interest rate increases
- Residential weakness in housing market hit us 1-2 quarters ahead of expectations, primarily due to inventory destocking at onsite septic distributors
- Non-residential end market choppiness in certain geographies that were experiencing elevated activity in prior year

Adjusted EBITDA – no change

- Offsetting reduction in revenue guidance by maintaining favorable pricing and sequentially improving material costs

Adjusted EBITDA Margin +130 bps at midpoint

Destocking Impact

- Distributor destocking risk predominantly limited to **Infiltrator onsite septic business and ADS retail business.**
- Channel checks indicate inventory levels are **at lower levels**
- **Predominantly felt in Leachfield products at Infiltrator**; Tanks continue to sell through well and **ADS retail not impacted thus far**
- Expected to wrap up in Q3

ADS remains well-positioned to generate above market growth

- Our material conversion story **remains intact**
- ADS has demonstrated ability to **outperform through all cycles**

1. Updated guidance issued on November 3, 2022.

Demonstrated Ability to Outperform End Markets



Non-Residential Growth
10% Median Above-Market Growth
50%
40%
30%
20%
10%
0%
-10%
-20%
7% 16% 2% 12% 15% 11% 5% 8% 8% 7% 5% 43%
-12% -2% -12% 2% 4% 3% 2% 3% 3% 3% -8% 7%
FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22
ADS' Non-Residential Growth
Non-Residential Market Growth



Residential Growth
6% Median Above-Market Growth
50%
40%
30%
20%
10%
0%
-10%
0% 8% 5% 7% 7% 10% 6% 11% 11% 15% 44% 46%
-4% -2% 7% 11% 7% 5% 3% 4% 1% 2% 6% 4%
FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22
ADS' Residential Growth
Residential Market Growth

ADS Source: *Management Estimates*

Demonstrated Ability to Achieve
Favorable Price / Mix / Materials



Incremental Price/Mix/Materials Impact[1]
Quarterly Average HDPE Cost[2]
Cumulative FY Price/Mix/Materials Impact[3]
$8.7
$17.3
$45.8
$115.7
$208.3
$366.7
160%
140%
120%
100%
80%
60%
40%
20%
0%
Q3
Q4
FY18 Total
Q1
Q2
Q3
Q4
FY19 Total
Q1
Q2
Q3
Q4
FY20 Total
Q1
Q2
Q3
Q4
FY21 Total
Q1
Q2
Q3
Q4
FY22 Total
Q1
Q2
FY23 YTD Total
2018
2019
2020
2021
2022
2023

1. Represents the impact on the price/mix given varying HDPE cost levels.
2. Represents HDPE cost levels as a % indexed to 1QFY18.
3. FY Ends represent **cumulative** incremental price/mix/materials impact.

Source: *Barclays Building Products Price-Cost Tracker*

//ADS

Consolidated End Market Mix: Residential Details


Total Residential
34%
International
7%
Agriculture
6%
Infrastructure
6%
Non-Residential
47%
ADS Residential
15%
ADS Retail
7%
New Onsite Septic
8%
Onsite Septic R&R
4%
ADS

ADS Residential – 15%

- Products sold on front-end of subdivision and multi-family developments
- Large opportunity for continued share gains
- Expanding partnerships with homebuilders
- Growth strategies focused on states that account for ~70% of U.S. housing activity
- Multi-family exposure ~35% of ADS residential sales

Infiltrator Residential – 12%

- Products typically installed 6 months after housing starts
- Products are stocked at distribution
- Opportunity for continued share gains and further market penetration
- Over 50% of onsite septic systems are in the southern geographies of the U.S.

Company Overview

PUT SIMPLY /// OUR PROMISE

To protect and manage water, the world's most precious resource, safeguarding our environment and communities.

Innovative Water Management Solutions

Advancing quality of life through sustainable solutions to water management challenges.


Precipitation
River
Capture
Conveyance
Storage
Treatment

Onsite Septic Wastewater **Solutions**

Passive


1
2
Septic Tank
3
Leachfield

Active


4



1 **Conveyance**

Wastewater is fed through piping systems into an underground tank located outside of the home

2 **Primary Treatment**

Septic tank stores and treats solids while releasing clarified effluent into the leachfield

3 **Secondary Treatment**

Leachfield stores and allows infiltration of effluent into soil; naturally filtered and returned to local aquifer

4 **Active Treatment Systems**

Additional higher-level effluent treatment prior to dispersal


StormTech
CHAMBERS
N-12
DUAL WALL PIPE
HP Storm
DUAL WALL PIPE
ADS
WATER QUALITY
Nyloplast
DRAIN BASIN
Single Wall
PIPE
Nyloplast
DRAIN BASIN
Single Wall
PIPE
Quick4 Series
SEPTIC CHAMBER
N-12
DUAL WALL PIPE
HP Storm
DUAL WALL PIPE
Infiltrator
SEPTIC TANK
Improving Quality of Life

FY22 Sustainability Highlights

Environmental

602 million
Pounds of plastic recycled annually

31% decrease
In GHG emissions intensity

59%
Of pipe revenue derived from re-manufactured products

22% decrease
In energy intensity

Operational

15% improvement
In total recordable incident rate (TRIR)

3% increase
In miles per gallon

13% reduction
In fuel consumption

Operation Clean Sweep®
Partnership
Established in 2022

Social & Governance

$2 million
Contributed to charitable organizations

50%
Of FY22 director hires and promotions were diverse candidates

Sustainability Committee
Established in 2022 by Board of Directors

The Ohio State University Sustainability Institute
Partnership
Established in 2022

ADS

Furthering our Commitment Through 10-Year Goals


REASON

Recycling	• **1 billion pounds** of recycled material used annually by FY32
Environmental Impact Reduction	• **Science-Based Targets** in line with 1.5°C
Accountability	• Continued transparency in reporting annual progress towards goals • Implementation of supplier sustainability program
Social Purpose	• Continued good work through the ADS Foundation and community partnerships • Increase execution on Diversity, Equity & Inclusion
Operational Excellence	• **Reduce TRIR to 1.0** by FY32 • Commit to **Operation Clean Sweep** • Implement **closed-loop water recycling** at 100% of manufacturing locations
News	• **Keep lines of communication open and transparent** and share news of our progress

Differentiated Recycling Capabilities



Other
Recycled PP
Recycled HDPE
5%
10%
35%
35%
15%
Virgin HDPE
Virgin PP

Leaders in Material Science

- Vertically integrated recycling operations that process over 600 million pounds of plastic annually, making ADS the largest plastic recycler in North America
- Track record of refining raw material processing capabilities to increase recycled content in products, significantly reducing plastic landfill waste
- Acquired Jet Polymer in FY22
- Recycled plastic is less expensive and historically less volatile in price compared to virgin material
- Initiatives in place to leverage material science capabilities at Infiltrator and incorporate into ADS products

Material Conversion Accelerating Growth

Our products perform better, are safer to install and are more cost effective than traditional materials.

Share of Storm Sewer Market



HDPE & PP
38%
62%
Other Materials

ADS & Infiltrator Products Outperform Traditional Materials	
Installs 2x-3x Faster • Reduced labor and equipment due to lighter weight and longer length	**20% Less Installed Cost** • Fewer deliveries per project • Safer to handle
Resilient • Resistant to chemicals and abrasion • Performs in all situations	**Superior Performance** • High quality ensured by national standards • Fewer, higher quality joints

Footnotes:
Market share data based on management estimates.

Market Share Model Accelerates Conversion

Proven market share model leverages best-in-class sales force, technical expertise, and distribution & logistics network to deliver above-market growth and position ADS as the supplier of choice

- Works closely with local agencies and State DOT's
- Technical Engineering team leverages research, studies and relationships to develop industry standards and increase regulatory approvals
- Focused on increasing applications and competition

Storm Approvals by State


Most
Many
Some
Few

- Build relationships with civil and other private consulting engineering firms
- Project identification and specification of storm water solutions package on plans, early in the process

50+
Field Engineers

40
Engineers & Technicians


Approvals
Acceptance
Coverage
Win Rate
ADS

- Develop relationships with contractors and distributors
- Improve market awareness and accelerate conversion

300
Sales and Engineering Professionals

3,000+
Distributor Partners

- Selling projects vs. taking orders
- Project tracking to ensure products are specified
- High coverage sales model



Inserta-Tee Configurator | Nylo Configurator | StormTech Design Tool | Installation Cost Calculator | FlexStorm Configurator

Our Value Proposition Drives Growth of our Conversion and Water Management Solutions

The ADS customer value proposition sets us apart from our competition and makes us the partner of choice.



Products

From water capture to conveyance, storage and treatment our comprehensive suite of products are designed to meet customer needs for the entire lifecycle of a raindrop.

Customer Support

We provide everything from design tools to engineering support and delivery notifications.

Services

More than a product company – we are a solutions provider. We bring our products right to the jobsite and in fewer truckloads.

Comprehensive Portfolio of Products for **Water Management Solutions**

Our leading product position in the storm water and onsite septic wastewater management industries allow us to **drive conversion** and sell the whole package

Capture


Nyloplast


Duraslot

Conveyance


N-12


Single Wall


HP


InsertaTee


Fittings


Triple Wall


PolyFlex

Storage


StormTech


HP


N-12

Treatment


Water Quality


Arc Chambers


Quick4 Chambers


Tanks


EZFlow


Delta

Sales, Distribution and Logistics Capabilities to Serve the Water Works Industry

Our vast sales and engineering force and distribution footprint coupled with our company owned fleet ensures we have the right products, at the right site, at the right time to meet customer needs

Our vast capabilities allow us to serve the customer

300+ Sales and Engineering Professionals

50+ Field Engineers

48 US & Canada Manufacturing Facilities

26 US & Canada Distribution Centers

Company-Owned Fleet

700 Trucks & 1,250 Trailers

ADS also partners with 3,000+ distribution partners, including

Winning in Priority States



Market Context

Priority states represent ~60% of construction activity in the U.S.

Represent ~55% of non-residential activity

~70% of overall housing starts

~60% of streets & highways activity

Construction activity forecasted to grow at 7% CAGR from CY21 to CY25

Note: ADS construction end market sales only
Source: Dodge

Residential Homebuilder Programs

Focusing on building partnerships with the top homebuilders – estimated 30% of market opportunity is with the top 20 homebuilders

In 2019, began allocating key sales and engineering talent to focus on this segment

Driving the ADS value proposition

- Footprint in key geographies
- Delivery and service model
- Product depth and breadth
- Technical support
- National distribution partnerships
- Future investments to support growth and customer demand

National programs with 7 of the top 20 homebuilders

Local relationships with the 13 other top 20 builders

Infrastructure Investment & Jobs Act (IIJA)

$1.2T over 5 years, including $550B in incremental new funding


$1.2 Trillion
New Spending
$550 Billion
Highway & Transit
$284 Billion
$266 Billion
Enhancing core infrastructure
Best ADS Opportunities
Roads & Bridges - $110 Billion
Airports - $25 Billion
Water Infrastructure - $55 Billion
Resiliency - $50 Billion

ADS

Geographical Spread of Onsite Septic Use



~1/3

of new single-family homes built in the U.S. use onsite wastewater treatment systems

~54%

of Infiltrator onsite wastewater treatment system sales are in the southern crescent of the U.S.

Strong and durable market trends underpin the onsite septic market

ADS

Infiltrator Well Positioned For Growth
Benefits from Migration Shift


Top Inbound
Migration States

Demand for single-family homes has increased due to **population migration from high density areas to suburban and rural areas**.

These migration trends are particularly evident **in states along the southern crescent of the U.S.**

Wastewater management systems in these areas are **often served by septic systems.**

Migration out of densely populated areas is further supporting demand for onsite septic systems

Source: North American Moving Services; U.S. Census Bureau, American Housing Survey, 2019.